Long-term debt	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about borrowings [abstract]
Long-term debt
7.	Long-term debt

Balance at January 1, 2022	$38,311
Stated and accreted interest	520
Repayment of principal and interest	(39,123)
Loss on extinguishments of liabilities	292
Balance at June 30, 2022	$—
On February 15, 2022, the Company settled the entirety of the first and second term loans, representing an aggregate principal amount of $39,123 and the stated interest accrued of $484, for an amount of $39,123, thus terminating the consolidated loan agreement with SALP and releasing the security interests granted by the Company over its assets pursuant to the loan agreement and related documents. The difference of $292 between the carrying amount of the loans extinguished and the cash payment was recorded as a loss on extinguishment of liabilities. The Company incurred $40 in legal fees in relation to this transaction, which were recorded against the loss on extinguishment of liabilities.
The repayment also terminated the royalty stream agreement with SALP resulting in the derecognition of the royalty payment obligation to SALP included in other long-term liabilities and the recognition of a gain on extinguishment of liabilities of $120.
In concurrence with the repayment, the 168,735 warrants held by SALP and having an exercise price of $15.21 per common share (note 8c) were cancelled.